[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,262 (APPROXIMATE)

                                   MLCC 2003-G
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

NOVEMBER 19, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-G

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

MLCC2003-G-COMPMAT - PRICE/YIELD - A3*

Balance                $100,000,000.00  Delay            24                Formula          #NetRate3         WAC       3.044203781
Coupon                 2.819            Dated            11/1/2003          NET             2.794204          WALA                1
Settle                 12/12/2003       First Payment    12/25/2003         WAM                          299

                                   1               2                3               4              5             6           7
              Price             10 CPR          15 CPR           20 CPR          25 CPR          30 CPR       35 CPR       45 CPR
              Prepay             BEEM            BEEM             BEEM            BEEM            BEEM         BEEM         BEEM
=================================================================================================================================
             102.5000             127             111               94              75              53           30          (21)
             102.5313             126             111               93              74              52           29          (23)
             102.5625             126             110               92              72              51           27          (26)
             102.5938             125             109               92              71              49           26          (28)
             102.6250             125             109               91              70              48           24          (30)
             102.6563             124             108               90              69              47           23          (32)
             102.6875             124             108               89              68              45           21          (34)
             102.7188             123             107               88              67              44           19          (36)
             102.7500             123             106               87              66              43           18          (38)
             102.7813             122             106               87              65              41           16          (40)
             102.8125             122             105               86              64              40           15          (43)
             102.8438             121             104               85              63              39           13          (45)
             102.8750             121             104               84              62              38           12          (47)
             102.9063             120             103               83              61              36           10          (49)
             102.9375             120             102               82              60              35            9          (51)
             102.9688             120             102               82              59              34            7          (53)
             103.0000             119             101               81              58              32            6          (55)
             103.0313             119             100               80              57              31            4          (57)
             103.0625             118             100               79              56              30            2          (59)
             103.0938             118              99               78              55              29            1          (62)
             103.1250             117              99               77              53              27           (1)         (64)
             103.1563             117              98               77              52              26           (2)         (66)
             103.1875             116              97               76              51              25           (4)         (68)
             103.2188             116              97               75              50              23           (5)         (70)
             103.2500             115              96               74              49              22           (7)         (72)
             103.2813             115              95               73              48              21           (8)         (74)
             103.3125             114              95               72              47              20          (10)         (76)
             103.3438             114              94               72              46              18          (11)         (78)
             103.3750             113              93               71              45              17          (13)         (81)
             103.4063             113              93               70              44              16          (14)         (83)
             103.4375             112              92               69              43              14          (16)         (85)
             103.4688             112              92               68              42              13          (17)         (87)
             103.5000             112              91               67              41              12          (19)         (89)

            LIBOR_1MO            1.12            1.12             1.12            1.12            1.12         1.12         1.12
            LIBOR_6MO            1.22            1.22             1.22            1.22            1.22         1.22         1.22
Prepay               10 CPR          15 CPR          20 CPR           25 CPR          30 CPR          35 CPR       45 CPR
Optional Redemption  Call (Y)        Call (Y)        Call (Y)         Call (Y)        Call (Y)        Call (Y)     Call (Y)

* Bond Equivalent Margin is calculated off 6Month Libor

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

MLCC2003-G-COMPMAT - PRICE/YIELD - A3*

Balance                $100,000,000.00  Delay            24                Formula          #NetRate3         WAC        3.044203781
Coupon                 2.819            Dated            11/1/2003          NET             2.794204          WALA                 1
Settle                 12/12/2003       First Payment    12/25/2003         WAM                          299

                                  1               2                3               4               5            6            7
              Price            Call (Y)        Call (Y)         Call (Y)        Call (Y)        Call (Y)     Call (Y)      Call (Y)
             Prepay               DM              DM               DM              DM              DM           DM            DM
==================================================================================================================================
             102.5000             125             110               93              74              52           30           (21)
             102.5313             125             110               92              73              51           28           (24)
             102.5625             124             109               91              72              50           27           (26)
             102.5938             124             108               91              71              49           25           (28)
             102.6250             123             108               90              70              47           24           (30)
             102.6563             123             107               89              69              46           22           (32)
             102.6875             123             106               88              67              45           21           (34)
             102.7188             122             106               87              66              43           19           (36)
             102.7500             122             105               86              65              42           18           (38)
             102.7813             121             105               86              64              41           16           (41)
             102.8125             121             104               85              63              40           14           (43)
             102.8438             120             103               84              62              38           13           (45)
             102.8750             120             103               83              61              37           11           (47)
             102.9063             119             102               82              60              36           10           (49)
             102.9375             119             101               82              59              34            8           (51)
             102.9688             118             101               81              58              33            7           (53)
             103.0000             118             100               80              57              32            5           (55)
             103.0313             117              99               79              56              31            4           (57)
             103.0625             117              99               78              55              29            2           (60)
             103.0938             116              98               77              54              28            1           (62)
             103.1250             116              98               77              53              27           (1)          (64)
             103.1563             116              97               76              52              26           (2)          (66)
             103.1875             115              96               75              51              24           (4)          (68)
             103.2188             115              96               74              50              23           (5)          (70)
             103.2500             114              95               73              49              22           (7)          (72)
             103.2813             114              94               72              48              20           (9)          (74)
             103.3125             113              94               72              47              19          (10)          (76)
             103.3438             113              93               71              46              18          (12)          (78)
             103.3750             112              92               70              45              17          (13)          (81)
             103.4063             112              92               69              44              15          (15)          (83)
             103.4375             111              91               68              42              14          (16)          (85)
             103.4688             111              91               68              41              13          (18)          (87)
             103.5000             110              90               67              40              12          (19)          (89)

            LIBOR_1MO            1.12            1.12             1.12            1.12            1.12         1.12          1.12
            LIBOR_6MO            1.22            1.22             1.22            1.22            1.22         1.22          1.22
Prepay              10 CPR          15 CPR          20 CPR           25 CPR          30 CPR          35 CPR       45 CPR
Optional Redemption Call (Y)        Call (Y)        Call (Y)         Call (Y)        Call (Y)        Call (Y)     Call (Y)

* Bond Equivalent Margin is calculated off 6Month Libor

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                                               3